NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated June 15, 2011
to the Prospectus dated March 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide International Value Fund

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on June 15, 2011, the Board approved the termination of AllianceBernstein L.P. (“Alliance”) as subadviser to the Nationwide International Value Fund (the “Fund”), and approved the appointment of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to subadvise the Fund.  This change is anticipated to take effect on or about July 18, 2011 (the “Effective Date”).

2.           As of the Effective Date, the Prospectus is revised as follows:

a.      The information following “Principal Investment Strategies” on page 9 is deleted and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located outside the United States.  Some of these countries may be considered to be emerging market countries.  The subadviser, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund’s assets in one or more countries if economic and business conditions warrant such investments. The Fund employs a “value” style of investing, relying upon the subadviser’s disciplined price-to-intrinsic value approach that seeks to take advantage of pricing anomalies in the markets.

In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the subadviser’s assessment of what a security is worth.  The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies.  The subadviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund generally will sell a stock when the subadviser believes its share price is fully valued, in order to take advantage of a better opportunity, or when the stock no longer meets the subadviser’s valuation criteria, or its anticipated gains are materially delayed.  The Fund may engage in active and frequent trading of portfolio securities.

b.      In the information following “Principal Risks” on page 9, “derivatives risk” is deleted as a principal risk, and the following information is added:

Small- and mid-cap risks – small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies.  Therefore, they generally involve more risk.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may:

•	Increase share price volatility and
•	Result in additional tax consequences for Fund shareholders.

c.      The information following “Portfolio Management - Subadviser” on page 10 is deleted and replaced with the following:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

d.      The table following “Portfolio Management – Portfolio Managers” on page 10 is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Nick Irish	Senior Portfolio Manager, UBS Global AM	Since March 2008

e.      The information following the “Principal Investment Strategies” heading on page 16 is deleted and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located outside the United States.  Some of these countries may be considered to be emerging market countries.  The subadviser, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund’s assets in one or more countries if economic and business conditions warrant such investments.  Nevertheless, the Fund normally invests in companies located in at least three countries outside the United States.  Investments in equity securities may include, but are not limited to, dividend-paying securities.

In constructing a portfolio of value securities, the subadviser uses a disciplined price-to-intrinsic value approach that seeks to take advantage of pricing anomalies in the markets.  In selecting securities, the subadviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price.  In this context, the fundamental value of a given security is the subadviser’s assessment of what a security is worth.  The subadviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the subadviser bases its estimates of value primarily on company analysis, focusing on the estimate of the present value of future cash flows as well as upon a company’s management team, competitive advantage and core competencies.  Country, economic, industry and other factors are taken into account as part of the company analysis.  The subadviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund generally will sell a stock when the subadviser believes its share price is fully valued, in order to take advantage of a better opportunity, or when the stock no longer meets the subadviser’s valuation criteria, or its anticipated gains are materially delayed.  The Fund may engage in active and frequent trading of portfolio securities.

f.      The following information supplements the “Key Terms” found on page 16:

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.0 billion as of December 31, 2010.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $210.0 million to $22.1 billion as of December 31, 2010.

g.      Below the heading  “Principal Risks” that appears on page 16, the reference to “DERIVATIVES RISK” is deleted, and references to “SMALL- AND MID-CAP RISK,” “COUNTRY RISK” and “PORTFOLIO TURNOVER RISK” are added.

h.      On page 20 in the section entitled “Risks of Investing in the Funds,” the paragraph describing “Small-cap risk” is deleted and replaced with the following:

Small- and mid-cap risk --  in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall.  Small- and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel.  If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a small- or mid-cap company may lose substantial value.  Investing in small- and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

i.      The paragraph on page 21 of the Prospectus following “Subadvisers” that relates to AllianceBernstein L.P. is deleted and replaced with the following:

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (“UBS Global AM”) is the subadviser for the Nationwide International Value Fund.  UBS Global AM is located at One North Wacker Drive, Chicago, IL 60606.  UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management division.  UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

j.      The information following “Portfolio Management” on page 22, relating to the Nationwide International Value Fund, is deleted and replaced with the following:

Nick Irish, ASIP is responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.  Mr. Irish has access to global analysts and other members of the Core/Value Global Equities team who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued.  Mr. Irish works closely with the analysts to decide how to structure the Fund.

Mr. Irish is a Senior Portfolio Manager on the Core/Value Global Equities team, a member of the Global Equity Portfolio Management team and a Managing Director of UBS Global AM. Mr. Irish joined UBS Global AM in March 2008 and previously was a senior global equity portfolio manager of HSBC Halbis since 2005, where he co-managed HSBC Hablis’ equity portfolios.  Prior to that, Mr. Irish spent 11 years at Schroders, most recently as one of two global equity portfolio managers responsible for their integrated global equity products.  He is a regular member of the CFA Society of the UK.

3.           Shareholders of the Nationwide International Value Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about UBS Global AM.

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